TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478




Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of TSET, Inc. The annual meeting will be held on Wednesday, November 20, 2002, at 11:00 a.m., local time, at Caesar's Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada.

         Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

         We hope to see you at the meeting.

                                Sincerely,



                                Daniel R. Dwight
                                President and Chief Executive Officer


October ___, 2002

                                   TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 20, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "ANNUAL MEETING") of TSET, Inc. (the "Company"), will be held on Wednesday, November 20, 2002, at 11:00 a.m., local time, at Caesar's Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, for the following purposes, as more fully described in the attached Proxy Statement:

         1. To elect five directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

         2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Kronos Advanced Technologies, Inc."; and

         3. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 22, 2002, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company's transfer agent and registrar, Merit Transfer Company, at 68 South Main Street, Suite 708, Salt Lake City, Utah 84101.


                                    IMPORTANT

         You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                By Order of the Board of Directors,


                                Daniel R. Dwight
                                President and Chief Executive Officer


October ___, 2002

                                TABLE OF CONTENTS

                                                                        PAGE NO.

ABOUT THE MEETING.............................................................1
     WHAT IS THE PURPOSE OF THE ANNUAL MEETING?...............................1
     WHO IS ENTITLED TO VOTE?.................................................1
     WHO CAN ATTEND THE MEETING?..............................................1
     WHAT CONSTITUTES A QUORUM?...............................................1
     HOW DO I VOTE?...........................................................1
     WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?..................2
     CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?.......................2
     WHAT ARE THE BOARD'S RECOMMENDATIONS?....................................2
     WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?..............................2
STOCK OWNERSHIP...............................................................3
     BENEFICIAL OWNERS........................................................3
PROPOSAL 1 - ELECTION OF DIRECTORS............................................4
     DIRECTORS STANDING FOR ELECTION..........................................4
     RECOMMENDATION OF THE BOARD OF DIRECTORS.................................4
     DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING...................4
     MEETINGS ................................................................7
     COMMITTEES OF THE BOARD OF DIRECTORS.....................................7
     COMPENSATION OF DIRECTORS................................................8
     EXECUTIVE COMPENSATION...................................................8
     STOCK OPTION PLAN.......................................................11
     EMPLOYMENT AGREEMENTS...................................................11
     EXECUTIVE SEVERANCE AGREEMENTS..........................................13
     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................13
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION......................15
     RECOMMENDATION OF THE BOARD OF DIRECTORS................................15
DESCRIPTION OF CAPITAL STOCK.................................................16
     COMMON STOCK............................................................16
     PREFERRED STOCK.........................................................16
     OPTIONS  ...............................................................16
     WARRANTS 18
     ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF
       INCORPORATION, BYLAWS AND FLORIDA LAW.................................18
     TRANSFER AGENT AND REGISTRAR............................................18
     OTHER MATTERS...........................................................19
     INDEPENDENT ACCOUNTANTS.................................................19
     ADDITIONAL INFORMATION..................................................19

                                   TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478

                              ---------------------


                                 PROXY STATEMENT
                                OCTOBER ___, 2002


                            -------------------------


         This proxy statement contains information related to the annual meeting of shareholders of TSET, Inc., to be held on Wednesday, November 20, 2002, at 11:00 a.m., local time, at Caesar's Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. In addition, the Company's management will report on the performance of the Company during fiscal 2002 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record on the close of business on the record date, October 22, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 10:00 a.m., and seating will begin at 10:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 46,891,293 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o   FOR the election of the nominated slate of directors (see page 4);

         o FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. (see page 16).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

         COMPANY NAME CHANGE. For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

         The following table presents certain information regarding the beneficial ownership of all shares of common stock at October 14, 2002 for each executive officer and director of our company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 46,891,293 common shares issued and outstanding at October 14, 2002 and ownership by these persons of options or warrants exercisable within 60 days of such date. Also included is beneficial ownership on a fully diluted basis showing all authorized, but unissued, shares of our common stock at October 14, 2002 as issued and outstanding. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                          COMMON STOCK
                                                       BENEFICIALLY OWNED
                                                       ------------------
NAME AND ADDRESS                                   NUMBER               PERCENT
----------------                                   ------               -------
Daniel R. Dwight                                3,215,818(1)               6.9%
464 Common Street
Suite 301
Belmont, MA  02478

Richard F. Tusing                               1,717,118(2)               3.8%
464 Common Street
Suite 301
Belmont, MA  02478

Richard A. Papworth                               822,114(3)               1.8%
464 Common Street
Suite 301
Belmont, MA  02478

Jeffrey D. Wilson                                 310,000(4)                  *
464 Common Street
Suite 301
Belmont, MA  02478

Erik Black                                        272,983(5)                  *
464 Common Street
Suite 301
Belmont, MA  02478

Charles D. Strang                                 100,000(6)                  *
464 Common Street
Suite 301
Belmont, MA  02478

James P. McDermott                                   294,118                  *
464 Common Street
Suite 301
Belmont, MA  02478

All Officers and Directors of TSET              6,732,151(7)              14.1%
---------------
*        Less than 1%.

(1) Includes options to purchase 1,321,700 shares of common stock that can be acquired within sixty days of October 14, 2002

(2) Includes options to purchase 473,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(3) Includes options to purchase 448,475 shares of common stock that can be acquired within sixty days of October 14, 2002.

(4) Includes options to purchase 310,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(5) Includes options to purchase 50,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(6) Includes options to purchase 100,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(7) Includes options to purchase 2,703,175 shares of common stock that can be acquired within sixty days of October 14, 2002.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

         The Board of Directors of the Company consists of eight seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

         The Board of Directors has nominated Daniel R. Dwight, Richard A. Papworth, Richard F. Tusing, James P. McDermott and Erik W. Black for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES


DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING


DANIEL R. DWIGHT                      Daniel R.  Dwight has served as a Director
PRESIDENT AND CHIEF EXECUTIVE         of  TSET  since  November  2000,  and as a
OFFICER                               Director  and Chief  Executive  Officer of
AGE 42                                Kronos  Air  Technologies   since  January
                                      2001.  Effective  October  16,  2001,  Mr.
                                      Dwight was  appointed  President and Chief
                                      Executive  Officer of the Company.  He has
                                      extensive experience in private equity and
                                      operations  in  a  wide  variety  of  high
                                      growth  and  core  industrial  businesses.
                                      From February  2000 to October  2001,  Mr.
                                      Dwight  was  an   independent   management
                                      consultant    who    provided     business
                                      development,     strategic     consulting,
                                      financial planning,  merchant banking, and
                                      operational  execution  services to a wide
                                      range of clients.  Prior to  starting  his
                                      consulting  practice,  Mr. Dwight spent 17
                                      years with General  Electric  including 10
                                      years of  operations,  manufacturing,  and
                                      business development  experience with GE's
                                      industrial businesses,  and seven years of
                                      international   investment   and   private
                                      equity experience with GE Capital.  He has
                                      had  responsibility for over $1 billion in
                                      merger and  acquisition and private equity
                                      transactions  at GE.  Most  recently,  Mr.
                                      Dwight initiated GE Capital's entry in the
                                      Asia private equity  market.  Between 1995
                                      and 1999, the Asian equity  portfolio grew
                                      to   include   consolidations,   leveraged
                                      buyouts,   growth   capital  and  minority
                                      investments    in   diverse    industries,
                                      including     information      technology,
                                      telecommunications    services,   consumer
                                      products,  services and distribution,  and
                                      contract  manufacturing.  Mr.  Dwight  led
                                      deal  teams  with  responsibility  for the
                                      execution of  transactions,  monitoring of
                                      portfolio  companies  and  realization  of
                                      investments.  Since 1982,  Mr.  Dwight has
                                      held    other     leadership     positions
                                      domestically and  internationally  with GE
                                      Capital,  as well as senior positions with
                                      GE    Corporate    Business    Development
                                      (1989-1992)  and GE Corporate  Audit Staff
                                      (1984-1987). His responsibilities included
                                      identifying,  analyzing  and  implementing
                                      reorganizations,           restructurings,
                                      consolidating      acquisitions,       and
                                      divestitures of GE businesses. He also had
                                      responsibility  for the development of new
                                      business ventures and commercialization of
                                      new   technologies   strategic   to   GE's
                                      industrial businesses. Mr. Dwight holds an MBA in Finance and Marketing with Honors from the University of Chicago in 1989 and a B.S. in Accounting with Honors from the University of Vermont in 1982.

RICHARD A. PAPWORTH                   Richard A.  Papworth  became a Director of
CHIEF FINANCIAL OFFICER               the  Company in June 2001,  was  appointed
AGE 44                                Chief Financial  Officer of the Company in
                                      May 2000,  and has  served as a  Director,
                                      Chief Financial Officer,  and Treasurer of
                                      Kronos  Air  Technologies   since  January
                                      2001, and as Assistant Secretary of Kronos
                                      Air Technologies  since December 2000. Mr.
                                      Papworth has had diverse finance, tax, and
                                      accounting   experience   in  a  range  of
                                      industries,    including    real    estate
                                      development/construction,         software
                                      development,   publishing,   distribution,
                                      financial  institutions,   and  investment
                                      companies.    From   1997-2000,   he   was
                                      Vice-President  and Controller of the U.S.
                                      and   European   operations   of  Wilshire
                                      Financial   Services  Group,  a  Portland,
                                      Oregon-based  publicly held specialty loan
                                      servicing and investment company with more
                                      than $2 billion under management.  In this
                                      capacity, Mr. Papworth was responsible for
                                      accounting and control  system,  financial
                                      reporting  and   analysis,   and  business
                                      decision   support   for   the   worldwide
                                      organization.  From 1996-97,  he was Chief
                                      Financial Officer of First Bank of Beverly
                                      Hills, a $550 million  banking  subsidiary
                                      of WFSG.  From 1995-96,  Mr.  Papworth was
                                      Treasurer   for   Maintenance    Warehouse
                                      America  Corporation  in which capacity he
                                      successfully   negotiated  more  than  $50
                                      million of real estate and working capital
                                      financing,   and   was   responsible   for
                                      management   of   Maintenance    Warehouse
                                      America  Corporation's  insurance  program
                                      and  tax  compliance.   From  1994-95,  he
                                      maintained   a  private   management   and
                                      finance  consulting  practice  for  select
                                      clients. From 1989-94, Mr. Papworth worked
                                      for Morrison Homes, the U.S. home building
                                      division of U.K.-based George Wimpey Plc.,
                                      during   which   period  he  held  various
                                      positions    including   Chief   Financial
                                      Officer,    Treasurer,    and    Assistant
                                      Treasurer. From 1985-89, he engaged in tax
                                      consulting with Deloitte and Touche, a Big
                                      Five  accounting  firm. He received a B.S.
                                      in  accounting  (with  minors in business,
                                      economics,   and   Spanish)   and  a  Macc
                                      (Masters of Accountancy) with emphasis in tax law, from Brigham Young University in 1984. Mr. Papworth became licensed as a certified public accountant in the State of California in 1987. Mr. Papworth speaks
                                      Spanish fluently.

RICHARD  F. TUSING                    Richard F. Tusing has served as a Director
CHIEF OPERATING OFFICER               of  TSET  since  October  2000  and  as  a
AGE 45                                Director of Kronos Air Technologies  since
                                      January  2001  and  was  appointed   Chief
                                      Operating  Officer on January 1, 2002. Mr.
                                      Tusing  has had  extensive  experience  in
                                      developing  new  enterprises,  negotiating
                                      the  licensing  of  intellectual  property
                                      rights,   and   managing   technical   and
                                      financial organizations, and has more than
                                      20   years   of   business    development,
                                      operations,  and consulting  experience in
                                      the  technology   and   telecommunications
                                      industries.  He has  spent  four  years in
                                      executive management with several emerging
                                      technology companies,  14 years in various
                                      managerial  and executive  positions  with
                                      MCI Communications Corporation,  and three
                                      additional years in managerial consulting.
                                      While acting as an independent  management
                                      consultant  from 1996 to the present,  Mr.
                                      Tusing's    experience    with    emerging
                                      technology  companies  includes serving as
                                      Chief   Executive    Officer   and   Chief
                                      Technology  Officer for Avalon Media Group
                                      (a turnkey advertising  services company);
                                      primary   responsibility   for  technology
                                      planning,    licensing,    and   strategic
                                      technology architecture  relationships for
                                      ICU,  Inc.  (a mobile  video  conferencing
                                      company);  and  Executive  Vice-President,
                                      Chief Technology Officer,  and Director of
                                      Entertainment   Made   Convenient   (Emc3)
                                      International,  Inc.  (a  video  and  data
                                      downloading services company). Through his
                                      private consultancy,  Mr. Tusing provides,
                                      among other things, managerial,  financial
                                      planning,    technical,    and   strategic
                                      planning  services.  From  1982-1996,  Mr.
                                      Tusing  held   multiple   managerial   and
                                      executive      positions      with     MCI
                                      Communications      Corporation.      From
                                      1994-1996,  he served as MCI's Director of
                                      Strategy and  Technology,  managing  MCI's
                                      emerging   technologies  division  (having
                                      primary   responsibility  for  evaluating,
                                      licensing,  investing  in,  and  acquiring
                                      third-party    technologies    deemed   of
                                      strategic  importance  to  MCI),  and also
                                      oversaw   the   development   of   several
                                      early-stage  and  venture-backed  software
                                      and hardware companies;  in this capacity,
                                      Mr.   Tusing   managed   more   than   100
                                      scientists   and   engineers    developing
                                      state-of-the-art    technologies.     From
                                      1992-1994,  Mr. Tusing  founded MCI Metro,
                                      MCI's  entree  into  the  local  telephone
                                      services  business  and,  as  MCI  Metro's
                                      Managing         Director,         managed
                                      telecommunications  operations,  developed
                                      financial  and ordering  systems,  and led
                                      efforts   in   designing   its   marketing
                                      campaigns.  From  1990-1992,  he served as
                                      Director   of   Finance    and    Business
                                      Development   for  MCI's  western  region,
                                      overseeing    $1,000,000,000   in   annual
                                      revenue   and  a   $90,000,000   operating
                                      budget.  From  1982-1990,  Mr. Tusing held
                                      other management and leadership  positions
                                      within  MCI,  including  service  as MCI's
                                      Pacific   Division's   Regional  Financial
                                      Controller,   Manager  of  MCI's   Western
                                      Region's Information  Technology Division,
                                      and led MCI's National Corporate Financial
                                      Systems  Development   Organization.   Mr.
                                      Tusing  received B.S.  degrees in business
                                      management   and   psychology   from   the
                                      University of Maryland in 1979.

ERIK W. BLACK                         Erik W.  Black  became a  Director  of the
AGE 32                                Company  in  June  2001,   was   appointed
                                      Executive    Vice-President   -   Business
                                      Development  of the  Company  in May 2000,
                                      and also  served as  Chairman of the Board
                                      of   Directors   of  Atomic   Soccer  from
                                      November  2000  until  the sale of  Atomic
                                      Soccer in April 2001.  Mr. Black  resigned
                                      as  Executive  Vice-President  -  Business
                                      Development   of  the  Company   effective
                                      December 31, 2001.  Before  joining  TSET,
                                      Mr.  Black  served  from  1997-2000  as  a
                                      business and corporate strategy consultant
                                      to the office of the  Chairman  on Funding
                                      Selection, Inc., an investment banking and
                                      mergers and acquisitions  company. He also
                                      developed,  launched,  and managed GI Bill
                                      Express.com  LLP from  February 1999 until
                                      its  acquisition by  Military.com in April
                                      2000.  Mr.  Black  has also  worked  as an
                                      e-business  associate  consultant  for IBM
                                      Global Services in Phoenix,  Arizona, from
                                      March 1999 until April 2000.  In addition,
                                      Mr. Black was the sole  proprietor of E.B.
                                      Web  Designs,   an  Internet   development
                                      services and consulting company founded in
                                      1998.    Mr.    Black    worked   as   the
                                      communications    coordinator    for   the
                                      Synthetic  Organic Chemical  Manufacturers
                                      Association  in   Washington,   D.C.  from
                                      1996-97 and as an associate consultant for
                                      Robert Charles Lesser & Co., a real estate
                                      consulting firm, from 1995-96. He received
                                      an  M.B.A.  and a Masters  of  Information
                                      Management   degrees  from  Arizona  State
                                      University  in 2000 (where he received the
                                      ASU MBA  Kiplinger  Foundation  Prize  for
                                      outstanding   scholarship,   service,  and
                                      contribution, and served as Vice-President
                                      -  communications  of the ASU MBA  Student
                                      Body  Association in 1999-2000),  a Global
                                      Leadership  Certificate from Thunderbird -
                                      The    American    Graduate    School   of
                                      International  Management  in 2000,  and a
                                      B.A. from Pomona College in 1995, where he
                                      graduated  magna cum laude and was elected
                                      to  Phi  Beta  Kappa.   Mr.  Black  speaks
                                      Russian fluently.

JAMES P. MCDERMOTT                    James P.  McDermott  became a Director  of
AGE 40                                the  Company in July 2001.  Mr.  McDermott
                                      has  over  18  years  of   financial   and
                                      operational   problem-solving  experience.
                                      Mr.  McDermott  is  a  co-founder  and  is
                                      currently  a  Managing  Director  of Eagle
                                      Rock  Advisors,  LLC,  the Manager for The
                                      Eagle Rock Group,  LLC.  From 1992 through
                                      2000,    Mr.    McDermott   held   various
                                      managerial  and executive  positions  with
                                      PennCorp  Financial  Group,  Inc.  and its
                                      affiliates.  From 1998 through  2000,  Mr.
                                      McDermott was Executive Vice-President and
                                      Chief   Financial   Officer  of   PennCorp
                                      Financial  Group.  While  serving  in this
                                      position,  Mr.  McDermott was one-third of
                                      the  executive  management  team  that was
                                      responsible     for     developing     and
                                      implementing  operational   stabilization,
                                      debt reduction and recapitalization  plans
                                      for the company.  From 1995 through  1998,
                                      Mr.    McDermott    served    as    Senior
                                      Vice-President   of   PennCorp   Financial
                                      Group.  Mr.  McDermott worked closely with
                                      the  Audit   Committee  of  the  Board  of
                                      Directors  on  evaluating  the  PennCorp's
                                      accounting  and  actuarial  practices.  In
                                      addition,  Mr.  McDermott was  responsible
                                      for developing a corporate-wide technology
                                      management program resulting in technology
                                      convergence   and  cost   savings  to  the
                                      company's  technology  budget.  From  1994
                                      through   1998,   Mr.   McDermott   was  a
                                      principal in Knightsbridge Capital Fund I,
                                      LP,   a  $92   million   investment   fund
                                      specializing      in       leverage-equity
                                      acquisitions      of     insurance     and
                                      insurance-related      businesses.     Mr.
                                      McDermott  was also the founding  Chairman
                                      of   the   e-business   Internet   service
                                      provider,  Kivex.com, and a senior manager
                                      of  one  of  the  world's  leading  public
                                      accounting  firms,   KPMG.  Mr.  McDermott
                                      received   a  B.S.   Degree  in   Business
                                      Administration   from  the  University  of
                                      Wisconsin, Madison.

MEETINGS

         During the Company's fiscal year ending June 30, 2002 ("FISCAL 2002") the Board of Directors met on 10 occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE.  We currently do not have an Audit Committee.

         COMPENSATION. On September 11, 2001, the Board of Directors established a Compensation Committee consisting of two independent members of the Board of Directors. The Compensation Committee currently consists of James P. McDermott and Charles D. Strang. The Compensation Committee and Chairman will be designated annually by the Board of Directors. The Compensation Committee is charged with reviewing and making recommendations concerning the Company's general compensation strategy, reviewing salaries for officers, reviewing employee benefit plans, and administering TSET's stock incentive plan.


COMPENSATION OF DIRECTORS

         CASH COMPENSATION. Our Bylaws provide that, by resolution of the Board of Directors, each director may be reimbursed his expenses of attendance at meetings of the Board of Directors; likewise, each director may be paid a fixed sum or receive a stated salary as a director. As of the date of this prospectus, no director receives any salary or other form of cash compensation for such service. No director is precluded from serving our Company in any other capacity and receiving compensation from us in connection therewith.

         SHARE-BASED COMPENSATION. Each director is entitled to receive annually 50,000 restricted shares of our common stock, either granted as shares or in the form of fully-vested options, as compensation for their services as members of our Board of Directors. The Chairman of our Board of Directors is entitled to receive annually an additional 50,000 shares of our common stock, either granted as shares or in the form of fully-vested options, as compensation for his services as Chairman of our Board of Directors. As of the date of this prospectus, Messrs. Wilson and Strang have been granted 200,000 and 50,000 options, respectively as compensation for Mr. Wilson's services as Chairman of our Board of Directors and Mr. Strang's services as a member of our Board of Directors. Messrs. Tusing and Dwight have each been granted 50,000 shares of our common stock as compensation for their services as members of our Board of Directors.


EXECUTIVE COMPENSATION

         The following table sets forth compensation for the fiscal year ended June 30, 2002 for our executive officers:

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                              LONG-TERM COMPENSATION
                        ---------------------------------------------- ---------------------------------------------------
                                                                                  AWARDS                    PAYOUTS
                                                                                  ------                    -------
                                                                        RESTRICTED    SECURITIES                   ALL
                                                            OTHER         STOCK       UNDERLYING      LTIP        OTHER
NAME AND PRINCIPAL                 SALARY      BONUS     COMPENSATION     AWARDS    OPTIONS/SAR'S   PAYOUTS   COMPENSATION
FISCAL POSITION          YEAR         $          $            $             $             #            $            $
-------------------     -------   ---------  ---------  -------------- -----------  -------------  --------- --------------
(a)                       (b)        (c)        (d)          (e)           (f)           (g)          (h)          (i)
-------------------     -------   ---------  ---------  -------------- -----------  -------------  --------- --------------
Daniel R. Dwight,      2002       112,500           --         7,620          --       2,600,000        --             --
  President and        2001            --           --            --          --              --        --             --
  Chief Executive      2000            --           --            --          --              --        --             --
  Officer(1)

Richard F. Tusing,     2002            --           --            --          --              --        --             --
  Chief Operating      2001            --           --            --          --              --        --             --
  Officer(2)           2000            --           --            --          --              --        --             --

Richard A. Papworth,   2002       120,000(3)        --            --          --         300,000        --             --
  Chief Financial      2001       120,000           --         2,000          --        448,475(4)      --             --
  Officer              2000       10,000(5)         --            --     50,000(6)            --        --             --

Jeffrey D. Wilson,     2002        70,000           --         3,500          --          50,000        --             --
  Former Chairman of   2001       180,000           --        12,000            --      600,000(8)      --             --
  the Board of         2000       155,000(9) 30,000(10)      2,670(11)  700,000(12)           --        --             --
  Directors and
  Chief Executive
  Officer(7)

Erik W. Black,         2002       60,000(14)        --         6,000          --              --        --             --
    Former Executive   2001       100,000           --         6,000          --        50,000(15)      --             --
    Vice-President -   2000       4,167(16)         --       4,500(17)        --              --        --             --
    Business
    Development(13)

--------------------

(1) Mr. Dwight became President and Chief Executive Officer of TSET effective October 16, 2001.

(2) Mr. Tusing became Chief Operating Officer of TSET effective January 1, 2002. Mr. Tusing continues to be compensated pursuant to his consulting agreement with TSET until an employment agreement is entered into by the parties.

(3)      TSET accrued $45,000 of Mr. Papworth's 2002 salary.

(4) Mr. Papworth was granted an option to purchase 398,475 restricted shares of our common stock pursuant to a letter agreement dated April 10, 2001 amending Mr. Papworth's employment agreement, dated May 19, 2000. The options were fully vested as of April 10, 2001 and the exercise price is equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001. In addition, Mr. Papworth was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share.

(5) Mr. Papworth joined our Company in May 2000. He is compensated $120,000 annually.

(6) As a signing bonus to his employment agreement, Mr. Papworth received 14,815 restricted shares of our common stock. The $50,000 value is determined by multiplying the number of such shares with the closing market price of our Company's unrestricted common stock ($3.374 per share) on the date such shares were granted (May 19, 2000).

(7) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.

(8) Mr. Wilson was granted 350,000 options pursuant to a letter agreement dated April 10, 2001 amending Mr. Wilson's employment agreement, dated April 16, 1999. 125,000 options were fully vested as of April 10, 2001 and the remaining 225,000 options were to vest upon the achievement of certain performance objectives. The exercise price was equal to $0.885 per share, which was the closing price of our Company's common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001. TSET has determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson pursuant to the letter agreement are void as of April 10, 2001, the effective date of the letter agreement. Mr. Wilson was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share. In addition, Mr. Wilson, was granted 200,000 options on May 3, 2001, in connection with his service as Chairman of the Board of Directors in 1999 and 2000. These options are fully vested and the exercise price is equal to $0.71 per share.

(9) Mr. Wilson's 2000 salary of $155,000 consisted of ten months at $12,500 and two months at $15,000. Mr. Wilson deferred all salary during fiscal years 1999 and 2000 and was entitled to receive 12% annual interest on all deferred amounts. Pursuant to an agreement between TSET and Mr. Wilson effective October 10, 2001, TSET issued a promissory note in the amount of $350,000 and will pay $30,000 in cash within sixty days of October 15, 2001, which represents all of Mr. Wilson's accrued salary, bonus and interest. In addition, TSET will also pay Mr. Wilson his unpaid reimbursable expenses.

(10) Under the terms of his employment agreement, Mr. Wilson was to receive a cash bonus of $30,000 on or before May 1, 2000; however, Mr. Wilson deferred his cash bonus during fiscal year 2000 and was entitled to receive 12% annual interest on all deferred compensation. Pursuant to an agreement between TSET and Mr. Wilson dated October 10, 2001, TSET issued a promissory note in the amount of $350,000 and will pay $30,000 in cash within sixty days of October 15, 2001, which represents all of Mr. Wilson's accrued salary, bonus and interest. In addition, TSET will pay Mr. Wilson his unpaid reimbursable expenses.

(11) Mr. Wilson was entitled to an automobile allowance of $1,000 per month, of which $2,670 was received in fiscal year 2000.

(12) As a signing bonus to his employment agreement, Mr. Wilson's nominee, The Pangaea Group LLC, received 1,000,000 restricted shares of our common stock. Such stock vested at a rate of 100,000 shares per month over a 10-month period; 700,000 shares vested during fiscal year 2000. The $700,000 value was obtained by multiplying the vested shares with the closing market price of our unrestricted common stock ($1.00 per share) on the date such shares were granted (April 20, 1999).
         Notwithstanding the above calculation, we expensed such stock transaction at a value of $300,000, or $0.30 per share. TSET has determined that the issuance of the 1,000,000 shares of common stock is void as of April 16, 1999, the effective date of Mr. Wilson's employment agreement.

(13) Mr. Black resigned as Executive Vice-President - Business Development of TSET effective December 31, 2001.

(14)     TSET accrued $60,000 of Mr. Black's 2002 salary.

(15) Mr. Black was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share.

(16) Mr. Black joined our Company in May 2000. He was compensated $100,000 annually, of which $4,167 was received in fiscal year 2000.

(17) Mr. Black was entitled to an automobile allowance of $500 per month, and a one-time relocation allowance of $5,000, of which $4,500 was received in fiscal year 2000.

                                    AGGREGATED OPTIONS/SAR EXERCISES
                                         IN LAST FISCAL YEAR AND
                                  FISCAL YEAR END OPTIONS/SAR VALUES(1)

                                                                            NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                        SHARES                             UNDERLYING UNEXERCISED        IN-THE-MONEY
                                     ACQUIRED ON             VALUE            OPTIONS/SAR'S AT         OPTIONS/SAR'S AT
             NAME                      EXERCISE           REALIZED ($)       FISCAL YEAR END(1)       FISCAL YEAR END(2)
             ----                      --------           ------------       ------------------       ------------------
Daniel R. Dwight                          -0-                 -0-          Exercisable:   1,321,700              $0
President and                                                              Unexercisable: 1,600,000              $0
Chief Executive Officer(3)

Richard F. Tusing                         -0-                 -0-          Exercisable:    473,000               $0
Chief Operating Officer(4)                                                 Unexercisable:  950,000               $0

Richard A. Papworth                       -0-                 -0-          Exercisable:    448,475               $0
Chief Financial Officer                                                    Unexercisable:  300,000               $0

Jeffrey D. Wilson                         -0-                 -0-          Exercisable:   310,000(6)             $0
Former Chairman of the Board                                               Unexercisable: 350,000(6)             $0
of Directors and
Chief Executive Officer(5)

Erik W. Black                             -0-                 -0-          Exercisable:     50,000               $0
Former Executive Vice-President                                            Unexercisable:        0               $0
Business Development(7)

---------------------------------

(1) These grants represent options to purchase common stock. No SAR's have been granted.


(2) The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price of the options as of June 30, 2002.


(3) Mr. Dwight became President and Chief Executive Officer of TSET effective November 15, 2001.


(4)      Mr. Tusing became Chief Operating  Officer of TSET effective January 1,
         2002.


(5) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.


(6) TSET has determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson pursuant to a letter agreement dated April 10, 2001 are void as of April 10, 2001, the effective date of the letter agreement. Of these options to purchase 350,000 shares of common stock, options to purchase 125,000 shares of common stock were exercisable at fiscal year end 2001 and 225,000 options were unexercisable at fiscal year end 2001.


(7) Mr. Black resigned as Executive Vice President - Business Development of TSET effective as of December 31, 2001.

                                                    OPTION/SAR GRANTS TABLE

                                     % TOTAL
                                  NO. OF SECURITIES      OPTIONS/SAR'S
                                      UNDERLYING           GRANTED TO
                                    OPTIONS/SAR'S         EMPLOYEES IN      EXERCISE OR BASE PRICE
             NAME                    GRANTED (#)        FISCAL YEAR (%)         ($ PER SHARE)           EXPIRATION DATE
             ----                    -----------        ---------------         -------------           ---------------
Daniel R. Dwight                    93,600(2)                1.5%                   $0.960           November 15, 2004
President and                       1,000,000               16.4%                   $0.680           February 12, 2012
Chief Executive Officer(1)            600,000                9.9%                   $0.250           February 12, 2012
                                   500,000(3)                8.2%                   $0.420           November 15, 2011
                                   250,000(3)                4.1%                   $0.660           November 15, 2011
                                   250,000(3)                4.1%                   $0.560           November 15, 2011

Richard F. Tusing                  246,500(5)                4.1%                   $0.960               June 30, 2005
Chief Operating Officer(4)            600,000                9.9%                   $0.680           February 12, 2012
                                      350,000                5.8%                   $0.250           February 12, 2012

Jeffrey D. Wilson                      50,000                0.8%                   $0.885               April 9, 2006
Former Chairman of the Board           10,000                0.1%                   $0.210              March 31, 2005
of Directors and
Chief Executive Officer(6)

Richard A. Papworth                   100,000                1.6%                   $0.680           February 12, 2012
Chief Financial Officer               200,000                3.3%                   $0.250           February 12, 2012

---------------------------------

(1) Mr. Dwight became President and Chief Executive Officer of TSET effective October 16, 2001.

(2) Represents options granted pursuant to Mr. Dwight's Consulting Agreements dated August 11, 2000 (individual agreement) and January 1, 2001 (Dwight Tusing & Associates' agreement), as amended April 12, 2001.

(3)      Represents   options  granted  pursuant  to  Mr.  Dwight's   Employment
         Agreement effective November 15, 2001 and Stock Option Agreement dated April 1, 2002.

(4)      Mr. Tusing became Chief Operating  Officer of TSET effective January 1,
         2002.

(5) Represents options granted pursuant to Mr. Tusing's Consulting Agreements dated August 11, 2000 (individual agreement) and January 1, 2001 (Dwight Tusing & Associates' agreement), as amended April 12, 2001.

(6) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.


STOCK OPTION PLAN

         On February 12, 2002, the Board of Directors approved the TSET, Inc. Stock Option Plan under which the Company's key employees, consultants, independent contractors, officers and directors are eligible to receive grants of stock options. The Company has reserved a total of 6,250,000 shares of common stock under the Stock Option Plan. It is presently administered by the Company's Board of Directors. Subject to the provisions of the Stock Option Plan, the Board of Directors has full and final authority to select the individuals to whom options will be granted, to grant the options and to determine the terms and conditions and the number of shares issued pursuant thereto.

EMPLOYMENT AGREEMENTS

         The Employment Agreement of Jeffrey D. Wilson, our former Chairman and Chief Executive Officer, was dated as of April 20, 1999 and continued for an "evergreen" term of five years unless Mr. Wilson provided at least 60 days' prior written notice of his resignation. Such agreement provided for base cash compensation during the first 12-month period in the amount of $12,500 per month, plus a cash bonus in the amount of $30,000 to be paid in one lump sum on or before May 1, 2000. During the second 12-month period, Mr. Wilson's base cash compensation was to increase to $15,000 per month, and during the third 12-month period such base cash compensation was to increase to $20,000 per month. Mr. Wilson deferred all cash and bonus compensation from April 1999 through August 2000; however, commencing in September 2000, Mr. Wilson began receiving cash compensation in the amount of $17,500 per month, approved by the Board of Directors, in consideration of his previous deferral of such compensation. We were obligated to pay interest at the rate of 12% annually on all compensation deferred by Mr. Wilson until all such amounts have been paid in full. Mr. Wilson's nominee, The Pangaea Group, LLC, received a signing bonus of 100,000 fully vested and non-forfeitable restricted shares of our common stock; The

Pangaea Group, LLC received an additional 900,000 restricted shares of our common stock, which vested at the rate of 100,000 shares per month over the 9-month period following Mr. Wilson's acceptance of the terms of his employment agreement. Mr. Wilson was entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment; however, as of the date of this prospectus, we have not adopted or implemented any such plans. Mr. Wilson had "piggyback" registration rights with respect to all restricted shares owned by him, as well as "demand" registration rights with respect thereto exercisable two times during each 5-year term of his employment. The cost of exercising such piggyback and demand registration rights was to be borne by us. As of the date of this prospectus, Mr. Wilson had not exercised such registration rights. Mr. Wilson is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chairman and Chief Executive Officer.

         On April 10, 2001, we entered into a Letter Agreement with Mr. Wilson amending Mr. Wilson's Employment Agreement. Pursuant to the Letter Agreement, Mr. Wilson waived the anti-dilution provision of his Employment Agreement in consideration for options to purchase 350,000 shares of our restricted common stock. The option to purchase 125,000 shares of common stock was fully vested as of April 10, 2001 and the remaining 225,000 share option was to vest upon the achievement of certain performance objectives. The exercise price of these options was equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001.

         In September 2001, we determined that, among other things, our Board of Directors never validly approved Mr. Wilson's Employment Agreement. Accordingly, we determined that Mr. Wilson's Employment Agreement and the Letter Agreement are null and void from their inception. As a consequence, we have determined that the issuance of 1,000,000 shares of common stock pursuant to Mr. Wilson's Employment Agreement and the grant of options to purchase 350,000 shares of common stock pursuant to the Letter Agreement were void as of the effective dates of the Employment Agreement and Letter Agreement, respectively, and that these shares of common stock and options are treated as if they were never issued or granted, as the case may be. Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Wilson remains as a director of the Company.

         Daniel R. Dwight, our President and Chief Executive Officer, and our company entered into an Employment agreement effective as of November 15, 2001. The initial term of Mr. Dwight's Employment Agreement is for 2 years and will automatically renew for successive 1 year terms unless the Company or Mr. Dwight provide the other party with written notice within 3 months of the end of the initial term or any subsequent renewal term. Mr. Dwight's Employment Agreement provides for base cash compensation of $180,000 per year. Mr. Dwight is eligible for annual incentive bonus compensation in an amount equal to Mr. Dwight's annual salary based on the achievement of certain bonus objectives. In addition, the Company granted Mr. Dwight 1,000,000 immediately vested and exercisable, ten-year stock options at various exercise prices. Mr. Dwight will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment. Mr. Dwight is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chief Executive Officer.

         Richard A. Papworth, our Chief Financial Officer, has an Employment Agreement dated as of May 19, 2000, which continues for an "evergreen" term of two years, unless Mr. Papworth provides at least 90 days' prior written notice of his resignation. Mr. Papworth's Employment Agreement provides for base cash compensation in the amount of $10,000 per month, a signing bonus of $50,000 worth of fully vested and non-forfeitable restricted shares of our common stock, plus a year-end bonus payable in cash and additional shares, in a "blended" amount to be determined. Mr. Papworth will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment; however, as of the date of this prospectus, we have not adopted or implemented any such plans. Mr. Papworth is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chief Financial Officer.

         On April 10, 2001, we entered into a Letter Agreement with Mr. Papworth amending Mr. Papworth's Employment Agreement. Pursuant to the Letter Agreement, Mr. Papworth waived the anti-dilution provision of his Employment Agreement in consideration for an option to purchase 398,475 shares of our restricted common stock. The option was fully vested as of April 10, 2001 and the exercise price is equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001.

EXECUTIVE SEVERANCE AGREEMENTS

         The Employment Agreement of Richard A. Papworth, our Chief Financial Officer, provides that upon the occurrence of any transaction involving a change of control of TSET pursuant to which his employment is terminated, any shares of our common stock to which Mr. Papworth is entitled through any stock option or other stock ownership plan shall immediately vest and Mr. Papworth will be entitled to receive all the compensation and benefits of employment that he would have received for the full term of his employment but for such termination (i.e., given the 2-year "evergreen" term of his employment, Mr. Papworth would therefore receive two years' worth of such compensation), the immediate vesting of shares in any stock option or other stock ownership plan, and the immediate vesting of all matching contributions made by us in any 401(k), savings, profit-sharing, or other similar plan or benefit program.

         The Employment Agreement of Daniel R. Dwight, our Chief Executive Officer, provides that, upon the occurrence of any transaction as defined as a "change of control" of TSET, Mr. Dwight shall receive his salary and benefits for a period of time that is the greater of (i) one year or (ii) the remainder of Mr. Dwight's employment term.

         As of the record date, we have not adopted any separate executive severance agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

         In connection with his Employment Agreement, Jeffrey D. Wilson's nominee, The Pangaea Group LLC, received a signing bonus of 100,000 restricted shares of our common stock; such shares were fully vested and non-forfeitable upon issuance. In addition, The Pangaea Group LLC received an additional 900,000 restricted shares of our common stock, vesting at the rate of 100,000 shares per month over the 9-month period ended January 2000. In September 2001, the Company determined that, among other things, our Board of Directors never validly approved Mr. Wilson's Employment Agreement. Accordingly, the Company has determined that Mr. Wilson's Employment agreement was null and void from its inception. As a consequence, the Company has determined that the issuance of 1,000,000 shares of common stock pursuant to Mr. Wilson's Employment Agreement is void as of the effective date of the Employment Agreement, and that these shares of common stock are treated as if they were never issued.

         On August 11, 2000, we entered into a Consulting Agreement with Richard
F. Tusing and Daniel R. Dwight, pursuant to which Messrs. Tusing and Dwight will provide management, financial, strategic, and other consulting services to us in exchange for consulting fees payable in cash and options of our common stock. Out-of-pocket expenses incurred by Messrs. Tusing and Dwight in connection with provision of their services under the Consulting Agreement will also be reimbursed by us. The Consulting Agreement was entered into prior to Messrs. Tusing's and Dwight's appointment as members of our Board of Directors in
October 2000 and was negotiated at arm's length. We believe that the compensation and other provisions of the Consulting Agreement are fair, reasonable, customary, and favorable to us. The Consulting Agreement was renewed with Dwight, Tusing & Associates on similar terms and conditions with a rate adjustment as of January 1, 2001, and was amended on April 12, 2001 to decrease the strike price of the options granted as partial compensation thereunder. Pursuant to the Company and Mr. Dwight entering into his Employment Agreement, effective November 15, 2001, Mr. Dwight's Consulting Agreement is no longer in effect. Pursuant to his Consulting Agreement, Mr. Dwight earned $208,400 and $179,600, respectively, in the years ended June 30, 2001 and 2002, respectively. Of the aggregate amount of $388,000, we have paid $202,400 to Mr. Dwight and the balance of $185,600 remains payable. Mr. Tusing's Consulting Agreement is currently in effect. The initial term of Mr. Tusing's Consulting Agreement was six months and is automatically renewed for successive terms of six months, unless our company or Mr. Tusing terminate the agreement upon 30 days' prior written notice. Mr. Tusing performs management and business consulting services under the Consulting Agreement. Pursuant to the agreement, Mr. Tusing is compensated $150 per hour for his services and the number of hours worked is mutually determined by our company and Mr. Tusing. At Mr. Tusing's discretion, he may elect to convert his unpaid hourly cash compensation for an option to purchase restricted shares of the Company's common stock at one hundred option shares for each hour of consulting services. Such option, once elected, is exercisable for three years at an exercise price of $2.00 per share. Pursuant to his Consulting Agreement, Mr. Tusing earned $207,400 and $377,750, respectively, in the years ended June 30, 2001 and 2002 and $30,750 through July 31, 2002. Of the aggregate amount of $615,900, we have paid $294,000 to Mr. Tusing and the balance of $331,900 remains payable.

         Effective October 15, 2001, we entered into a Consulting Agreement with Jeffrey D. Wilson, pursuant to which Mr. Wilson will provide thirty-five hours per month of management and other consulting services to us in exchange for consulting fees payable in cash and options of our common stock. The term of Mr. Wilson's Consulting Agreement is one year. Mr. Wilson is compensated $150 per hour for his services. Pursuant to his Consulting Agreement, Mr. Wilson earned $51,200 in the year ended June 30, 2002 and $8,700 through October 15, 2002. Of the aggregate amount of $56,500, we have paid $5,200 to Mr. Wilson and the balance of $51,300 remains payable. In addition, our company granted Mr. Wilson an option to purchase 100,000 shares of the Company's common stock upon the successful conclusion of the Company's legal proceedings against W. Alan Thompson, Ingrid T. Fuhriman, Robert L. Fuhriman II and Weihao Long. The option is for three years and fully vests and becomes exercisable immediately upon the grant thereof. The exercise price of the option will be the closing price of the Company's common stock on the option's date of grant. Out-of-pocket expenses incurred by Mr. Wilson in connection with provision of his services under the Consulting Agreement will also be reimbursed by us. The Consulting Agreement was negotiated at arm's length. We believe that the compensation and other provisions of the Consulting Agreement are fair, reasonable, customary, and favorable to us. Mr. Wilson's Consulting Agreement was in effect until October 15, 2002.

         Pursuant to Daniel R. Dwight's Employment Agreement, effective November 15, 2001, our company and Mr. Dwight agreed that the Consulting Agreement, dated January 1, 2001, between our company and Mr. Dwight and the Finders Agreement, dated August 11, 2000, between our company and Mr. Dwight were terminated effective November 15, 2001. We acknowledged and agreed that pursuant to the terms of the Consulting Agreement, we owe Mr. Dwight past-due amounts equal to $250,582. We agreed that this past-due amount will accrue interest at 1% per month until paid in full. Payments from our company to Mr. Dwight shall be allocated first to out-of-pocket expenses, second to salary, and third to repayment of the past-due amount. In addition, we acknowledged and agreed that, pursuant to the Consulting Agreement and the Finders Agreement, Mr. Dwight has earned 271,700 options that are fully vested and exercisable under the terms and conditions of the Consulting Agreement, the Finders Agreement and a Letter Agreement, dated April 12, 2001 between our company and Mr. Dwight.

             PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

         Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to change the name of our Company to Kronos Advanced Technologies, Inc.

         If the amendment to our Company's Articles of Incorporation is adopted, Articles of Amendment shall be filed with the Nevada Secretary of State so that the first paragraph of Article I of the Articles of Incorporation shall be as follows:

                  "That the name of said corporation shall be Kronos Advanced Technologies, Inc."

         Our Company is focused on the development and commercialization of the air-movement and purification technology known as KronosTM. Our Company's Board of Directors believes that it is desirable to change the name of our Company to Kronos Advanced Technologies, Inc., as it more directly associates our Company with our KronosTM technology.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to change the name of our Company to Kronos Advanced Technologies, Inc.

                          DESCRIPTION OF CAPITAL STOCK

         Our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, no par value. As of October 14, 2002, 46,891,293 shares of common stock were issued and outstanding; no shares of our preferred stock are issued and outstanding. The rights and preferences of the preferred stock will be determined upon issuance by our Board of Directors. The following description is a summary of our capital stock and contains the material terms thereof. Additional information can be found in our Articles of Incorporation and Bylaws, which were filed as exhibits to our Registration Statement on Form S-1 filed on August 7, 2001 with the Securities and Exchange Commission.


COMMON STOCK

         Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors. Accordingly, holders of a majority of our common stock entitled to vote in any election of directors may elect all of the directors standing for election should they choose to do so. Neither our Articles of Incorporation nor our Bylaws provide for cumulative voting for the election of directors. Holders of our common stock are entitled to receive their pro rata share of any dividends declared from time to time by the Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, subscription, conversion, sinking fund, or redemption rights. All outstanding shares of our common stock are fully paid and non-assessable. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock (if any) then outstanding.


PREFERRED STOCK

         Our Articles of Incorporation authorizes 50,000,000 shares of preferred stock, no par value. No shares of preferred stock are issued and outstanding as of the date of this prospectus. The Board of Directors is authorized, subject to any limitations prescribed by the Nevada Revised Statutes, or the rules of any quotation system or national securities exchange on which our stock may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without further vote or action by the stockholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of the Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. As of the date of this prospectus, the voting and other rights associated with the preferred stock have yet to be determined by the Board of Directors. There are no present plans by the Board of Directors to issue preferred shares or address the rights to be assigned thereto.


OPTIONS

         In April 2001, we entered into agreements with employees, consultants and directors for the grant of stock options to purchase shares of our common stock. All stock option grants are exercisable at the fair market value of the shares on the date of grant, except for those options granted to the consultants. The exercise price in the consulting agreements is fixed and in excess of the fair market value on the date of grants. On April 10, 2001, Messrs. Jeffrey D. Wilson and Richard A. Papworth were granted options to acquire, collectively, 748,475 shares of common stock in consideration for their relinquishment of the anti-dilution clauses in their employment agreements. We have determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson on April 10, 2001 are void as of that date, and these options are treated as if they were never granted. On April 10, 2001, members of our management team and Board of Directors were granted stock options totaling 450,000 shares. On May 4, 2001, two members of the Board of Directors were granted stock options for 250,000 shares of common stock. On February 12, 2002, eight employees of the Company were granted stock options for 4,580,000 shares of common stock. On November 15, 2001, Daniel R. Dwight was granted stock options for 1,000,000 shares of common stock as a signing bonus in connection with Mr. Dwight's Employment Agreement.

         As of October 9, 2002, the following options had been granted in the amounts and to the individuals shown below; as of the date hereof, none of such options has been exercised:

--------------------------------- -------------------- ------------------ ------------------- ------------------
                                        NUMBER
NAME                                  OF OPTIONS         STRIKE PRICE       DATE OF GRANT        EXPIRATION
--------------------------------- -------------------- ------------------ ------------------- ------------------
Daniel R. Dwight                          50,000             $0.885            04/09/01           04/09/06
                                      178,100(1)             $0.960            05/07/01           05/07/04
                                       93,600(1)             $0.960            11/15/01           11/15/04
                                       1,000,000             $0.680            02/12/02           02/12/12
                                         600,000             $0.250            12/12/02           02/12/12
                                      500,000(2)             $0.420            11/15/01           11/15/11
                                      250,000(2)             $0.560            11/15/01           11/15/11
                                      250,000(2)             $0.660            11/15/01           11/15/11


Richard F. Tusing                         50,000             $0.885            04/09/01           04/09/06
                                      176,500(3)             $0.960            05/07/01           05/07/04
                                      246,500(3)             $0.960            06/30/02           06/30/05
                                         600,000             $0.680            02/12/02           02/12/12
                                         350,000             $0.250            02/12/02           02/12/12


Richard A. Papworth                       50,000             $0.885            04/09/01           04/09/06
                                         398,475             $0.885            04/09/01           04/09/11
                                         100,000             $0.680            02/12/02           02/12/12
                                         200,000             $0.250            02/12/02           02/12/12


Igor Krichtafovitch                       50,000             $0.885            04/09/01           04/09/06
                                         600,000             $0.680            02/12/02           02/12/12
                                         400,000             $0.250            02/12/02           02/12/12


J. Alexander Chriss                       50,000             $0.885            04/09/01           04/09/06
                                      104,000(4)             $1.120            04/30/01           04/30/04
                                      104,800(4)             $1.120            12/31/01           12/31/04
                                         350,000             $0.680            02/12/02           02/12/12
                                         300,000             $0.250            02/12/02           02/12/12


Jeffrey D. Wilson                         50,000             $0.885            04/09/01           04/09/06
                                      200,000(5)             $0.710            05/03/01           05/03/11
                                       50,000(6)             $0.360            10/10/01           10/10/04
                                          10,000             $0.210            03/31/02           03/31/05


Charles D. Strang                         50,000             $0.885            04/09/01           04/09/06
                                       50,000(7)             $0.710            05/03/01           05/03/11


Erik W. Black                             50,000             $0.885            04/09/01           04/09/06


Charles H. Wellington, Jr.                50,000             $0.885            04/09/01           04/09/06


Vladimir Gorobets                         30,000             $0.250            02/12/02           02/12/12



                                       17

--------------------------------- -------------------- ------------------ ------------------- ------------------
                                        NUMBER
NAME                                  OF OPTIONS         STRIKE PRICE       DATE OF GRANT        EXPIRATION
--------------------------------- -------------------- ------------------ ------------------- ------------------

Bruce Long                                20,000             $0.250            02/12/02           02/12/12

Jacob Oharah                              30,000             $0.250            02/12/02           02/12/12

---------------

(1)      Pursuant  to  consulting   agreements  dated  as  of  August  11,  2000
         (individually) and January 1, 2001 (as Dwight Tusing & Associates), as amended April 12, 2001.

(2) Pursuant to an employment agreement dated November 15, 2001 and a corresponding stock option agreement dated November 15, 2001.

(3)      Pursuant  to  consulting   agreements  dated  as  of  August  11,  2000
         (individually) and January 1, 2001 (as Dwight Tusing & Associates), as amended April 12, 2001.

(4) Pursuant to a consulting agreement dated as of March 18, 2001; option grant effective as of April 30, 2001.

(5) Mr. Wilson was granted options to purchase 100,000 shares of common stock annually for his service as Chairman of TSET's Board of Directors. Options shown reflect such options for such service for years 1999 and 2000, respectively.

(6) Pursuant to an agreement dated October 10, 2001 between TSET and Mr. Wilson, Mr. Wilson was granted an option to purchase 50,000 shares of common stock in consideration of Mr. Wilson's service in year 2001, prior to his resignation, as Chairman of TSET's Board of Directors.

(7) Mr. Strang is entitled to receive 50,000 restricted shares of common stock annually for his service as a member of TSET's Board of Directors.

WARRANTS

         On August 7, 2001, we entered into a Warrant Agreement with The Eagle Rock Group, LLC, pursuant to which The Eagle Rock Group was granted a ten-year warrant to acquire 1,400,000 shares of our common stock at an exercise price of $0.68 per share (the fair market value on the date of grant). The shares underlying the warrant have piggyback and demand registration rights, as well as subscription rights in the event that we issue any rights to all of our stockholders to subscribe for shares of our common stock. In addition, the warrant contains redemption rights in the event that we enter into a transaction that results in a change of control of our company. We registered all of the shares underlying The Eagle Rock Group's warrant in a Form S-1 Registration Statement filed with the U.S. Securities & Exchange Commission on August 16, 2002.

         Effective March 11, 2002, we entered into an agreement with The Eagle Rock Group extending our relationship with The Eagle Rock Group until March 1, 2003. Pursuant to the agreement, we agreed to grant to The Eagle Rock Group a ten-year warrant for the right to purchase 2,000,000 shares of our common stock. Five hundred thousand (500,000) warrant shares are earned over a 12-month period and will fully vest on March 1, 2003. The remainder of the shares may be earned, contingent upon the occurrence of various events, including a successful capital raise, securing contracts with the U.S. military, securing contracts with consumer-oriented distribution organizations, and the adoption of a branding/marketing campaign principally developed by The Eagle Rock Group. The exercise price of these warrant shares will be equal to our common stock's closing price as of the day an initial letter of intent or term sheet related to such transaction is executed.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND FLORIDA LAW

         The following provisions of the Articles of Incorporation and Bylaws of our Company could discourage potential acquisition proposals and could delay or prevent a change in control of our Company. Such provisions may also have the effect of preventing changes in the management of our Company, and preventing shareholders from receiving a premium on their common stock.

         AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of common stock and preferred stock are available for future issuance without shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for our common stock is Merit Transfer Company, 68 South Main Street, Suite 708, Salt Lake City, UT 84101, Telephone
(801) 531-7558.

OTHER MATTERS

         As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


INDEPENDENT ACCOUNTANTS

         The firm of Grant Thornton, LLP served as our Company's independent accountants for Fiscal 2002. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has not selected its independent accounts for Fiscal 2003.

         AUDIT FEES. The aggregate fees billed for professional services rendered was $62,400 for the audit of the Company's annual financial statements for the year ended June 30, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended June 30, 2002.

         ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $105,000 for the year ended June 30, 2002. These fees related to the review of the Company's Registration Statements and the preparation of federal and state income-tax returns.


ADDITIONAL INFORMATION

         ADVANCE NOTICE PROCEDURES. Under our Company's Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes shareholder proposals that our Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the discretion of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in our Company's proxy statement.

         SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING. Shareholders interested in submitting a proposal for inclusion in the proxy materials for our 2003 Annual Meeting of the Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by our Company's Secretary no later than July 1, 2003. Any shareholder proposals should be addressed to our Company's Secretary, 464 Common Street, Suite 301, Belmont, Massachusetts 02478.

         PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

         INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Daniel R. Dwight
                                     President and
                                     Chief Executive Officer

Belmont, Massachusetts
October ___, 2002